                                 SMITH BARNEY
                                 PREMIUM TOTAL
                                  RETURN FUND

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2001



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]
ROSS S. MARGOLIES
PORTFOLIO MANAGER

   [GRAPHIC] Classic Series

 Annual Report . December 31, 2001

 SMITH BARNEY
 PREMIUM TOTAL RETURN FUND


      ROSS S. MARGOLIES

      Ross S. Margolies has more than 20 years of securities business experience.

      Education: BA in Economics from John Hopkins University; MBA in Finance from New York University

      FUND OBJECTIVE

      The Fund seeks to provide a competitive stream of income and to capture growth opportunities while attempting to limit downside risks.

      FUND FACTS

      FUND INCEPTION
      -----------------
      September 16, 1985

      MANAGER TENURE
      -----------------
      2 Years

      MANAGER'S INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      20 Years

                    CLASS A CLASS B CLASS L CLASS O
---------------------------------------------------
NASDAQ               SOPAX   SOPTX   SBPLX   SPTCX
---------------------------------------------------
INCEPTION           11/6/92 9/16/85 6/15/98 6/1/93
---------------------------------------------------






Average Annual Total Returns as of December 31, 2001*


                        Without Sales Charges/(1)/
                    Class A  Class B  Class L  Class O
-------------------------------------------------------
One-Year             (3.65)%  (4.14)%  (4.35)%  (4.16)%
-------------------------------------------------------
Five-Year             7.52     6.96      N/A     6.99
-------------------------------------------------------
Ten-Year               N/A    10.19      N/A      N/A
-------------------------------------------------------
Since Inception+     10.72    11.39     1.66    10.02
-------------------------------------------------------

                          With Sales Charges/(2)/
                    Class A  Class B  Class L  Class O
-------------------------------------------------------
One-Year             (8.45)%  (8.63)%  (6.18)%  (5.05)%
-------------------------------------------------------
Five-Year             6.42     6.85      N/A     6.99
-------------------------------------------------------
Ten-Year               N/A    10.19      N/A      N/A
-------------------------------------------------------
Since Inception+     10.10    11.39     1.38    10.02
-------------------------------------------------------
/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B, L and O shares are November 6, 1992,
  September 16, 1985, June 15, 1998 and June 1, 1993, respectively.


What's Inside
Your Investment in the Smith Barney
 Premium Total Return Fund..................................................1
Letter to Our Shareholders..................................................2
Fund at a Glance............................................................5
Historical Performance......................................................6
Growth of $10,000...........................................................9
Schedule of Investments....................................................10
Statement of Assets and Liabilities........................................23
Statement of Operations....................................................24
Statements of Changes in Net Assets........................................25
Notes to Financial Statements..............................................26
Financial Highlights.......................................................32
Independent Auditors' Report ..............................................37
Additional Information.....................................................38
Tax Information............................................................40

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                  YOUR INVESTMENT IN THE SMITH BARNEY PREMIUM
                               TOTAL RETURN FUND

[GRAPHIC] Income and Broad Market Participation with Some Downside Protection
          Manager Ross S. Margolies and his team seek to uncover tomorrow's growth and income opportunities.

[GRAPHIC] Diversification Matters
          Because the best performing asset class can change from year to year, we believe investing across asset classes makes sense. Your investment in the Fund offers you a convenient way to participate in different asset classes. This combination may potentially help reduce overall risk to your portfolio. Keep in mind, diversification does not assure against market loss.

[GRAPHIC] An Asset Allocation Model
          Ross S. Margolies uses an asset allocation model which includes a combination of equity securities, fixed income securities with a participation in index futures, options and cash.* The strategic combination of these three elements looks to provide current income while maintaining the potential to provide most of the stock market's long-term appreciation, yet more downside protection than the market as a whole.
          Please note that the Fund's asset allocation is subject to change.

[GRAPHIC] A Commitment to Managing Your Serious Money
          Citigroup Asset Management, the investment management division of Citigroup, is comprised of Smith
          Barney Asset Management, Salomon Brothers Asset Management and Citibank Global Asset
          Management, organizations with powerful investment capabilities.

          Citigroup Asset Management, as a member of one of the largest financial services providers in the world, offers you the benefits of our unparalleled global capabilities.

          At Citigroup Asset Management, you gain access to portfolio management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

--------
* Please note that the Fund's asset allocation is subject to change. Futures (forward contracts traded on an established exchange) and options (contracts that represent the right to buy and sell an underlying asset by a specified time for a specified price) are also known as derivative contracts. A derivative is commonly defined as a financial instrument whose value is "derived" from, or based on, an underlying security, asset or index. Derivatives are subject to the same fundamental relationship between risk and potential return as are all investments. The higher the risk of a derivative, the greater its potential return. The lower the risk of the derivative, the lower its potential return. The Premium Total Return Fund may, but not need to, use derivative contracts, such as futures and options on securities, securities indices, options on futures, and swaps in order to hedge against the impact of adverse changes in the market value of portfolio securities because of changes in stock market prices or interest rates, as a substitute for buying and selling securities, and to increase the Fund's total return. Please note that even a small investment in derivative contracts can disproportionately increase losses and reduce opportunities for gains when stock prices and interest rates are changing. Moreover, the Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. The use of derivatives can also make the Fund less liquid and harder to value, especially in declining markets. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.


1 Smith Barney Premium Total Return Fund  | 2001 Annual Report to Shareholders

Dear Shareholder,

We are pleased to present the annual report for the Smith Barney Premium Total Return Fund ("Fund") for the year ended December 31, 2001. In this report, we discuss stock market conditions and review our investment strategy during the reporting period. A more detailed summary of performance and current holdings can be found in the sections that follow. We hope you find this report to be informative and useful.

Performance Update
For the year ended December 31, 2001, the Fund's Class A shares, without sales charges, returned negative 3.65%. In comparison, the Standard and Poor's 500 Index ("S&P 500")/1/ returned a negative 11.88% for the same period. Past performance is not indicative of future results. Four of the five top contributors to performance were in the consumer area (Federated Department Stores, Inc., Hormel Foods Corp., Staples, Inc. and Costco Wholesale Corp.). 3Com Corp., a technology company, rounded out the top five. Four of the top five decliners were, not surprisingly, in the technology and telecom sectors (NTL Inc., UnitedGlobalCom, Inc., Solectron Corp. and Genuity Inc.). A consumer stock, Safeway Inc. rounded out the bottom five.

Overall, we attribute the fact that the portfolio declined less than the S&P 500 primarily due to security selection and asset mix.

Investment Strategy
The Fund's goal is to seek to provide a competitive stream of income and to capture growth opportunities while attempting to limit downside risks. At the same time, because the Fund seeks to limit its risk to be less than the overall stock market, the manager believes its annual volatility (i.e., a measure of risk) should be substantially lower than that of the S&P 500. Over shorter periods of time such as one year, our objective is to have the Fund post a total return (including dividends) of more than 75% of the S&P 500 during rising markets and participate in less than 75% of the stock market's decline during down years.

The bond portion of the portfolio provides much of the income while the stock portion should provide long-term appreciation potential based on our "bottom-up"/2/ stock-selection process. The index exposure positions the Fund to participate with the stock market, in both directions, even if our equity investment approach is temporarily out of favor. The bond and index portions of the portfolio not only provide their relative exposures to the income and the equity markets, but they are very diversified strategies. This diversification, in conjunction with our equity strategy and asset mix, is one of the keys to maintaining the low volatility that Premium Total Return has had over the past 32 months.

Our core equity investment style is centered on a "bottom-up" stock-picking strategy. We focus on thoroughly understanding a company's business, its strategy, competitive position and industry. Based on this analysis and our judgment we choose the individual investments that we believe make the most sense for the Fund. While both value/3/ and growth/4/ strategies may be viable over the long term, both pure value and pure growth strategies are also susceptible to significant periods


--------
1The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 2Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
3Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
4Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.


 2 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders of being out of favor with the market. We believe that our blend approach to stock holdings and index portions of the Fund's portfolio maintains some stock market participation under most conditions. In addition to our core investment strategy, we regularly buy some puts/5/ on the stock market as an added hedge against downside risk.

The Fund's portfolio is also designed to meet a set of investment objectives. We use tools such as diversification, position weighting and asset allocation to determine how much of each security to own in the portfolio. For instance, in the Fund, not only do our best ideas get higher weightings, our higher risk ideas get lower weightings. We also try to make sure that the equity portion of the Fund's portfolio has some exposure to multiple important and growing parts of the economy.

Market Commentary and Portfolio Update
The stock market spent most of 2001 in negative territory, with the S&P 500 declining 11.88% for the calendar year. At first blush, the modest negative returns that the Fund provided our shareholders might not seem as impressive as they were. Simply stated, your Fund protected most of its principal in a year that the market was down (it made money in 2000 another year that the market declined overall). If one looks at the Fund from the peak of the S&P 500 on March 24, 2000 to the end of this year, the Fund lost less than 1%, compared to a 23% decline in the S&P 500. One of the keys to investment success is the protection of as much of one's principal as possible when the markets decline. This leaves one in a well-capitalized position to benefit when the market resumes appreciating. In our opinion, the importance of 2001's results is that we believe that we were able to protect most of your principal in a declining market.

Considering that the economy entered a recession in March 2001 and accelerated its decline after the tragic terrorist attacks of September 11th, we view the market's moderate decline as remarkably resilient. However, therein lies the problem. Despite weaker fundamentals and the unwinding of the Internet bubble, valuations were high at the beginning of the year and remained high at the end of the year. We believe the stock market, which is forward-looking, is predicting an imminent and potentially vibrant economic recovery in the U.S. We believe that an economic recovery will most likely happen in 2002 due to the huge amounts of monetary and fiscal stimulus the U.S. Federal Reserve and U.S. Government have provided. However, it does not seem likely that we will return to the heady days of the Internet bubble. This means that most stocks are looking for a level of earnings recovery that will most probably not happen for a long time. To further complicate the matter, we believe that if earnings do snap back sharply due to economic strength, interest rates will most likely rise significantly, pressuring the stock market.

What is an investor to do? In our opinion, the stock market's knowledge incorporates the bad news, but its year end valuation is discounting the recovery. For 2002, we believe it will be most important to focus on risk/return trade-offs and individual company fundamentals. Our explanation for this view has to do with the current business and market environment. The 1990's were about growth and productivity enhancement. Being invested in the stock market was more important than what you owned. But going forward, instead of counting on the economy to lift most stocks or for the market to rise to even higher valuations, we are going to try to identify key winners in a variety of industries as a strategy for generating returns.

--------
5Puts are options that increase in value when the market goes down, softening the impact of any decline on the portfolio.


 3 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

As economic conditions are currently weak there is also an added level for execution risk for the companies we own. It is important to have a diversified group of investment as a hedge against this risk. We believe that to generate good returns in the current decade, the focus will be on the things like market share gains, consolidation, more rational pricing, and using technology (such as the Internet) to increase efficiency. We believe that reasonably valued companies that can produce double-digit earnings growth will be good performers in 2002:

Some significant holdings in the Fund that may benefit from these factors include:
  . Safeway Inc., a leading grocery store chain that is generating market share gains benefiting from industry consolidation, and using technology to reduce costs/improve merchandising.
  . American International Group, Inc., an insurer generating market share gains and benefiting from better pricing.
  . HCA Inc., the nation's largest hospital chain, is gaining market share in a consolidating industry and using technology to reduce its costs.
  . Comverse Technology, Inc. is a software company serving the wireless industry, benefiting from market share gains and industry consolidation. (We also own convertibles to gain extra income.)
  . PartnerRe Ltd. is a reinsurance company benefiting from more rational industry pricing. (We own primarily convertibles to gain extra income.)
  . Costco Wholesale Corp. is a leading retailer that is gaining market share by offering its customers a better value proposition.

Given the long term outlook of slower growth and more modest market returns, our positions in these securities may vary significantly during the year 2002 based on the stock prices at that time.

Regardless of market conditions or what is in favor or out of favor, you should expect the Fund to continue to apply its investment strategy consistently in the future. It is our philosophy that growth in recurring sales, cash flow and earnings drives stock prices up over time. It is our approach to invest in those companies that have these characteristics and our belief that if we are successful at finding these companies, the Fund can generate consistent returns regardless of the investment flavor of the moment. Likewise we maintain a mix of asset classes in order to provide for income, potential appreciation and downside protection.

Thank you for your investment in the Smith Barney Premium Total Return Fund.

Sincerely,

/s/ Heath B. McLendon               /s/ Ross S. Margolies
Heath B. McLendon                   Ross S. Margolies
Chairman                            Investment Officer

February 5, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 21 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.


 4 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

        SMITH BARNEY PREMIUM TOTAL RETURN FUND at a Glance (unaudited)


 TOP TEN HOLDINGS*+


 1. SAFEWAY INC................................................ 3.3%
 2. U.S. TREASURY NOTES, 5.875% DUE 11/15/04................... 3.0
 3. FEDERATED DEPARTMENT STORES, INC........................... 2.3
 4. COSTCO WHOLESALE CORP...................................... 2.3
 5. AMERICAN INTERNATIONAL GROUP, INC.......................... 2.2
 6. NOVARTIS AG ADR............................................ 2.1
 7. THE NEWS CORP. LTD., ADR................................... 1.6
 8. HCA INC.................................................... 1.5
 9. SUN MICROSYSTEMS, INC...................................... 1.4
10. HORMEL FOODS CORP.......................................... 1.4





                           SECTOR DIVERSIFICATION*++

                                    [CHART]

                    Technology                       18.8%
                    Financials                       15.7%
                    Healthcare                       15.7%
                    Consumer Non-Cyclicals           13.0%
                    Real Estate Investment Trust     12.0%
                    Communications                   11.4%
                    Consumer Cyclicals               11.3%
                    Energy                            1.6%
                    Basic Industries                  0.5%

                             INVESTMENT BREAKDOWN*@

                                    [CHART]

                       44.3% Common Stock
                        8.4% Asset-Backed Securities
                        3.3% Convertible Preferred Stock
                        0.8% Preferred Stock
                        8.4% Convertible Bonds
                        2.9% U.S. Treasury Obligations
                       29.8% Corporate Bonds
                        0.5% Purchased Options
                        1.6% Repurchase Agreement

* All information is as of December 31, 2001. Please note that Fund holdings are subject to change.
+  As a percentage of total investments excluding short-term securities.
++ As a percentage of total equity (including common stock, preferred stock and convertible stock and bonds).
@  As a percentage of total investments.


 5 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                                    Net Asset Value
                                   -----------------
                                   Beginning   End    Income   Capital Gain    Return        Total
Year Ended                          of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
--------------------------------------------------------------------------------------------------------
12/31/01                            $16.19   $14.56    $0.78      $ 0.28       $0.00         (3.65)%
-------------------------------------------------------------------------------------------------------
12/31/00                             18.07    16.19     0.77        2.23        0.00          6.48
-------------------------------------------------------------------------------------------------------
12/31/99                             21.38    18.07     0.49        3.86        0.00          5.37
-------------------------------------------------------------------------------------------------------
12/31/98                             22.19    21.38     0.25        1.89        0.00          6.20
-------------------------------------------------------------------------------------------------------
12/31/97                             19.14    22.19     0.38        1.25        0.00         25.19
-------------------------------------------------------------------------------------------------------
12/31/96++                           17.40    19.14     0.16        0.47        0.00         13.80+
-------------------------------------------------------------------------------------------------------
7/31/96                              16.33    17.40     0.37        0.91        0.00         14.76
-------------------------------------------------------------------------------------------------------
7/31/95                              15.69    16.33     0.43        0.14        0.71         12.92
-------------------------------------------------------------------------------------------------------
7/31/94                              15.65    15.69     0.55        0.52        0.21          8.65
-------------------------------------------------------------------------------------------------------
Inception** -- 7/31/93               15.15    15.65     0.20        0.49        0.33         10.31+
-------------------------------------------------------------------------------------------------------
Total                                                  $4.38      $12.04       $1.25
-------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                                    Net Asset Value
                                   -----------------
                                   Beginning   End    Income   Capital Gain    Return        Total
Year Ended                          of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
--------------------------------------------------------------------------------------------------------
12/31/01                            $16.05   $14.44    $0.69      $ 0.28       $0.00         (4.14)%
-------------------------------------------------------------------------------------------------------
12/31/00                             17.94    16.05     0.67        2.23        0.00          5.87
-------------------------------------------------------------------------------------------------------
12/31/99                             21.26    17.94     0.39        3.86        0.00          4.85
-------------------------------------------------------------------------------------------------------
12/31/98                             22.17    21.26     0.23        1.89        0.00          5.64
-------------------------------------------------------------------------------------------------------
12/31/97                             19.14    22.17     0.29        1.25        0.00         24.55
-------------------------------------------------------------------------------------------------------
12/31/96++                           17.40    19.14     0.12        0.47        0.00         13.57+
-------------------------------------------------------------------------------------------------------
7/31/96                              16.33    17.40     0.29        0.91        0.00         14.21
-------------------------------------------------------------------------------------------------------
7/31/95                              15.69    16.33     0.34        0.14        0.72         12.36
-------------------------------------------------------------------------------------------------------
7/31/94                              15.65    15.69     0.49        0.52        0.20          8.12
-------------------------------------------------------------------------------------------------------
7/31/93                              15.21    15.65     0.19        0.63        0.44         11.68
-------------------------------------------------------------------------------------------------------
7/31/92                              14.26    15.21     0.22        0.00        0.98         15.68
-------------------------------------------------------------------------------------------------------
Total                                                  $3.92      $12.18       $2.34
-------------------------------------------------------------------------------------------------------


 6 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain    Return        Total
Year Ended               of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
---------------------------------------------------------------------------------------------
12/31/01                 $16.08   $14.48    $0.64       $0.28       $0.00         (4.35)%
--------------------------------------------------------------------------------------------
12/31/00                  17.97    16.08     0.62        2.23        0.00          5.58
--------------------------------------------------------------------------------------------
12/31/99                  21.29    17.97     0.34        3.86        0.00          4.60
--------------------------------------------------------------------------------------------
Inception** -- 12/31/98   23.06    21.29     0.00*       1.82        0.00          0.36+
--------------------------------------------------------------------------------------------
Total                                       $1.60       $8.19       $0.00
--------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS O SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return        Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
--------------------------------------------------------------------------------------------
12/31/01                $16.07   $14.45    $0.69      $ 0.28       $0.00         (4.16)%
-------------------------------------------------------------------------------------------
12/31/00                 17.95    16.07     0.68        2.23        0.00          5.97
-------------------------------------------------------------------------------------------
12/31/99                 21.28    17.95     0.40        3.86        0.00          4.83
-------------------------------------------------------------------------------------------
12/31/98                 22.18    21.28     0.23        1.89        0.00          5.69
-------------------------------------------------------------------------------------------
12/31/97                 19.15    22.18     0.30        1.25        0.00         24.60
-------------------------------------------------------------------------------------------
12/31/96++               17.41    19.15     0.12        0.47        0.00         13.58+
-------------------------------------------------------------------------------------------
7/31/96                  16.33    17.41     0.29        0.91        0.00         14.30
-------------------------------------------------------------------------------------------
7/31/95                  15.69    16.33     0.35        0.14        0.71         12.36
-------------------------------------------------------------------------------------------
7/31/94                  15.65    15.69     0.49        0.52        0.20          8.12
-------------------------------------------------------------------------------------------
Inception** -- 7/31/93   15.45    15.65     0.04        0.09        0.07          2.60+
-------------------------------------------------------------------------------------------
Total                                      $3.59      $11.64       $0.98
-------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return        Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
--------------------------------------------------------------------------------------------
12/31/01                $16.36   $14.71    $0.84      $ 0.28       $0.00         (3.33)%
-------------------------------------------------------------------------------------------
12/31/00                 18.22    16.36     0.81        2.23        0.00          6.81
-------------------------------------------------------------------------------------------
12/31/99                 21.49    18.22     0.53        3.86        0.00          5.72
-------------------------------------------------------------------------------------------
12/31/98                 22.24    21.49     0.27        1.89        0.00          6.56
-------------------------------------------------------------------------------------------
12/31/97                 19.17    22.24     0.44        1.25        0.00         25.61
-------------------------------------------------------------------------------------------
12/31/96++               17.42    19.17     0.18        0.47        0.00         13.95+
-------------------------------------------------------------------------------------------
Inception** -- 7/31/96   17.57    17.42     0.21        0.46        0.00          2.93+
-------------------------------------------------------------------------------------------
Total                                      $3.28      $10.44       $0.00
-------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


 7 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS/(2)/


                                            Without Sales Charges/(1)/
                                   --------------------------------------------
                                   Class A  Class B  Class L  Class O  Class Y
-------------------------------------------------------------------------------
Year Ended 12/31/01                 (3.65)%  (4.14)%  (4.35)%  (4.16)%  (3.33)%
-------------------------------------------------------------------------------
Five Years Ended 12/31/01            7.52     6.96      N/A     6.99     7.88
-------------------------------------------------------------------------------
Ten Years Ended 12/31/01              N/A    10.19      N/A      N/A      N/A
-------------------------------------------------------------------------------
Inception** through 12/31/01        10.72    11.39     1.66    10.02     9.56
-------------------------------------------------------------------------------

                                             With Sales Charges/(3)/
                                   --------------------------------------------
                                   Class A  Class B  Class L  Class O  Class Y
-------------------------------------------------------------------------------
Year Ended 12/31/01                 (8.45)%  (8.63)%  (6.18)%  (5.05)%  (3.33)%
-------------------------------------------------------------------------------
Five Years Ended 12/31/01            6.42     6.85      N/A     6.99     7.88
-------------------------------------------------------------------------------
Ten Years Ended 12/31/01              N/A    10.19      N/A      N/A      N/A
-------------------------------------------------------------------------------
Inception** through 12/31/01        10.10    11.39     1.38    10.02     9.56
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS/(2)/

                                            Without Sales Charges/(1)/
----------------------------------------------------------------------
Class A (Inception** through 12/31/01)               154.01%
---------------------------------------------------------------------
Class B (12/31/91 through 12/31/01)                  163.97
---------------------------------------------------------------------
Class L (Inception** through 12/31/01)                 6.01
---------------------------------------------------------------------
Class 0 (Inception** through 12/31/01)               126.90
---------------------------------------------------------------------
Class Y (Inception** through 12/31/01)                71.38
---------------------------------------------------------------------

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2) The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(3) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 *  Amount represents less than $0.01 per share.
 ++ For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year end of the Fund.
 + Total return is not annualized, as it may not be representative of the total return for the year.
** Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 16, 1985, June 15, 1998, June 1, 1993 and February 7, 1996,
    respectively.


 8 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



Growth of $10,000 Invested in Class B Shares of the
Smith Barney Premium Total Return Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                        December 1991 -- December 2001



                                    [CHART]



                              Smith Barney          Standard
                              Premium Total         & Poor's
                               Return Fund          500 Index
                               -----------          -------
12/91                             10,000             10,000
12/92                             11,260             10,761
12/93                             12,519             11,843
12/94                             12,885             11,999
12/95                             15,698             16,502
12/96                             18,852             19,021
12/97                             23,481             25,367
12/98                             24,805             32,657
12/99                             26,009             39,526
12/00                             27,536             35,928
12/01                             26,397             31,660


+Hypothetical illustration of $10,000 invested in Class B shares on December
 31, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2001, compared to the Standard & Poor's 500 Index. The Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


 9 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                          DECEMBER 31, 2001



 SHARES                      SECURITY                        VALUE
----------------------------------------------------------------------
COMMON STOCK -- 44.3%
Communications -- 4.1%
1,250,000 AT&T Corp.                                      $ 22,675,000
  900,000 AT&T Wireless Services Inc. (a)                   12,933,000
  550,000 Dobson Communications Corp., Class A Shares (a)    4,697,000
  160,000 General Motors Corp., Class H Shares (a)           2,472,000
4,500,000 Genuity Inc. (a)                                   7,110,000
1,000,000 NTL Inc. (a)                                         940,000
1,539,002 UnitedGlobalCom, Inc., Class A Shares (a)          7,695,010
  325,000 Verizon Communications Inc. (b)                   15,424,500
----------------------------------------------------------------------
                                                            73,946,510
----------------------------------------------------------------------
Consumer Cyclicals -- 6.4%
   24,200 American Eagle Outfitters, Inc. (a)                  633,314
   18,000 Bed Bath & Beyond Inc. (a)                           610,200
   20,000 Circuit City Stores - Circuit City Group             519,000
  913,000 Costco Wholesale Corp. (a)(b)                     40,518,940
   39,000 Delphi Automotive Systems Corp.                      532,740
    3,900 Dollar General Corp.                                  58,110
1,017,000 Federated Department Stores, Inc. (a)(b)          41,595,300
   28,000 Ford Motor Co.                                       440,160
   52,000 The Gap, Inc.                                        724,880
    5,100 General Motors Corp.                                 247,860
   37,000 The Home Depot, Inc.                               1,887,370
   14,500 Lowe's Cos., Inc.                                    672,945
   18,000 The Neiman Marcus Group, Inc., Class A Shares        559,260
   18,000 RadioShack Corp.                                     541,800
1,194,200 Staples, Inc. (a)                                 22,331,540
   26,000 Toys "R" Us, Inc. (a)                                539,240
   45,500 Visteon Corp.                                        684,320
   47,700 Wal-Mart Stores, Inc.                              2,745,135
    7,000 Zale Corp. (a)                                       293,160
----------------------------------------------------------------------
                                                           116,135,274
----------------------------------------------------------------------
Consumer Non-Cyclicals -- 7.0%
   15,000 The Coca-Cola Co.                                    707,250
   11,000 Colgate-Palmolive Co.                                635,250
   23,000 ConAgra Foods, Inc.                                  546,710
    8,000 Darden Restaurants, Inc.                             283,200
   21,000 The Gillette Co.                                     701,400
   13,000 H.J. Heinz Co.                                       534,560
   17,000 Hain Celestial Group, Inc. (a)                       466,820
  891,500 Hormel Foods Corp.                                23,954,605
   15,000 Kimberly-Clark Corp.                                 897,000
    9,300 Kraft Foods Inc., Class A Shares                     316,479
   23,200 McDonald's Corp.                                     614,104
1,050,000 The News Corp. Ltd., ADR                          27,783,000
   22,000 The Pepsi Bottling Group, Inc.                       517,000
   21,000 PepsiCo, Inc.                                      1,022,490
   39,000 Philip Morris Cos. Inc.                            1,788,150
   12,000 The Procter & Gamble Co.                             949,560
1,420,000 Safeway Inc. (a)(b)                               59,285,000

                      See Notes to Financial Statements.


10 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)            DECEMBER 31, 2001



SHARES                       SECURITY                         VALUE
-----------------------------------------------------------------------
Consumer Non-Cyclicals -- 7.0% (continued)
 24,000 Sara Lee Corp.                                     $    533,520
270,000 Sinclair Broadcast Group, Inc., Class A Shares (a)    2,554,200
 12,000 Unilever NV, NY Shares                                  691,320
  9,000 Wendy's International, Inc.                             262,530
 50,000 Young Broadcasting Inc., Class A Shares (a)             897,500
-----------------------------------------------------------------------
                                                            125,941,648
-----------------------------------------------------------------------
Energy -- 0.2%
270,000 Tesoro Petroleum Corp. (a)                            3,539,700
-----------------------------------------------------------------------
Financials -- 7.1%
 28,000 American Express Co.                                    999,320
498,102 American International Group, Inc. (b)               39,549,299
 42,000 Arthur J. Gallagher & Co.                             1,448,580
 43,000 Bank of America Corp.                                 2,706,850
 30,000 The Bank of New York Co., Inc.                        1,224,000
     24 Berkshire Hathaway Inc., Class A Shares (a)           1,814,400
 16,200 Brown & Brown                                           442,260
  6,000 Capital One Financial Corp.                             323,700
 14,000 Comerica Inc.                                           802,200
 13,400 Eaton Vance Corp.                                       476,370
 10,000 Federated Investors, Inc., Class B Shares               318,800
 25,000 Fifth Third Bancorp                                   1,533,250
620,000 FleetBoston Financial Corp. (b)                      22,630,000
168,000 Freddie Mac                                          10,987,200
  3,000 Golden West Financial Corp.                             176,550
 12,000 The Goldman Sachs Group, Inc.                         1,113,000
 18,000 The Hartford Financial Services Group, Inc.           1,130,940
  4,300 Hilb, Rogal & Hamilton Co.                              241,015
 12,000 Household International, Inc.                           695,280
 16,000 IPC Holdings, Ltd.                                      473,600
 34,000 J.P. Morgan Chase & Co.                               1,235,900
  6,400 M&T Bank Corp.                                          466,240
 18,000 MBNA Corp.                                              633,600
 13,500 Mellon Financial Corp.                                  507,870
 33,000 Merrill Lynch & Co., Inc.                             1,719,960
 45,000 PartnerRe Ltd.                                        2,430,000
 10,000 PNC Financial Services Group                            562,000
175,000 Prudential Financial, Inc. (a)                        5,808,250
 17,200 PXRE Group Ltd.                                         303,408
  9,000 State Street Corp.                                      470,250
 50,000 U.S. Bancorp                                          1,046,500
 62,000 W.P. Stewart & Co., Ltd.                              1,624,400
511,500 Washington Mutual, Inc.                              16,726,050
 63,000 Wells Fargo & Co.                                     2,737,350
 41,000 XL Capital Ltd., Class A Shares                       3,745,760
-----------------------------------------------------------------------
                                                            129,104,152
-----------------------------------------------------------------------
Healthcare -- 7.2%
520,000 Amersham PLC                                          5,023,457
118,000 Amersham PLC, ADR                                     5,641,580
194,000 Baxter International Inc.                            10,404,220

                      See Notes to Financial Statements.


11 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)            DECEMBER 31, 2001



 SHARES                          SECURITY                           VALUE
-----------------------------------------------------------------------------
Healthcare -- 7.2% (continued)
    5,800 Cephalon, Inc. (a)                                     $    438,393
  200,000 DJ Orthopedics Inc. (a)                                   2,660,000
  700,400 HCA Inc.                                                 26,993,416
  103,000 Health Management Associates, Inc., Class A Shares (a)    1,895,200
   57,000 IVAX Corp.                                                1,147,980
   86,700 Ligand Pharmaceuticals Inc., Class B Shares (a)           1,551,930
1,005,000 Novartis AG ADR                                          36,682,500
  131,000 Pfizer Inc.                                               5,220,350
  181,000 Pharmacia Corp.                                           7,719,650
  166,600 PRAECIS Pharmaceuticals Inc. (a)                            969,612
  146,400 St. Jude Medical, Inc.                                   11,367,960
  166,200 Teva Pharmaceutical Industries Ltd., ADR                 10,242,906
   40,000 The TriZetto Group, Inc. (a)                                524,800
   52,000 Universal Health Services, Inc., Class B Shares           2,224,560
-----------------------------------------------------------------------------
                                                                  130,708,514
-----------------------------------------------------------------------------
Real Estate Investment Trust -- 6.1%
  103,000 Alexandria Real Estate Equities, Inc.                     4,233,300
  265,000 AMB Property Corp.                                        6,890,000
   90,000 Apartment Investment & Management Co., Class A Shares     4,115,700
  138,250 Archstone-Smith Trust                                     3,635,975
  195,000 Avalonbay Communities, Inc.                               9,225,450
   64,200 Boston Properties, Inc.                                   2,439,600
  175,000 BRE Properties, Inc., Class A Shares                      5,418,000
  170,400 CarrAmerica Realty Corp.                                  5,129,040
  151,500 Cousins Properties, Inc.                                  3,690,540
  245,000 Developers Diversified Realty Corp.                       4,679,500
  130,000 Duke Realty Corp.                                         3,162,900
  275,982 Equity Office Properties Trust                            8,301,539
  220,000 Equity Residential Properties Trust                       6,316,200
  210,000 Highwoods Properties, Inc.                                5,449,500
  157,500 Kimco Realty Corp.                                        5,148,675
   55,000 The Macerich Co.                                          1,463,000
  110,000 Pan Pacific Retail Properties, Inc.                       3,159,200
  340,000 ProLogis Trust                                            7,313,400
  160,000 PS Business Parks, Inc., Class A Shares                   5,040,000
  185,000 Public Storage, Inc.                                      6,179,000
  180,000 Regency Centers Corp.                                     4,995,000
   21,800 The Rouse Co.                                               638,522
  100,000 Simon Property Group, Inc.                                2,933,000
-----------------------------------------------------------------------------
                                                                  109,557,041
-----------------------------------------------------------------------------
Technology -- 6.2%
2,000,000 3Com Corp. (a)                                           12,760,000
   46,000 Advanced Micro Devices, Inc. (a)                            729,560
   15,000 Affiliated Computer Services, Class A Shares (a)          1,591,950
   60,000 American Power Conversion Corp. (a)                         867,600
   40,000 AOL Time Warner Inc. (a)                                  1,284,000
  115,000 BMC Software, Inc. (a)                                    1,882,550
   15,000 Cadence Design Systems, Inc. (a)                            328,800
   20,000 Check Point Software Technologies Ltd. (a)                  797,800

                      See Notes to Financial Statements.


12 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                DECEMBER 31, 2001



 SHARES                        SECURITY                          VALUE
--------------------------------------------------------------------------
Technology -- 6.2% (continued)
  890,000 Comverse Technology, Inc. (a)                       $ 19,909,300
   40,000 Dell Computer Corp. (a)                                1,087,200
   20,000 First Data Corp.                                       1,569,000
   75,000 Flextronics International Ltd. (a)                     1,799,250
2,555,000 i2 Technologies, Inc. (a)                             20,184,500
   50,000 Ingram Micro Inc., Class A Shares (a)                    866,000
   50,000 Intel Corp.                                            1,572,500
   10,000 LSI Logic Corp. (a)                                      157,800
   55,000 Microsoft Corp. (a)                                    3,643,750
   45,000 Motorola, Inc.                                           675,900
   40,000 Nokia Oyj ADR                                            981,200
   45,000 Oracle Corp. (a)                                         621,450
   30,000 Peregrine Systems, Inc. (a)                              444,900
   50,000 Rational Software Corp. (a)                              975,000
2,500,000 Redback Networks Inc. (a)                              9,875,000
   40,000 Solectron Corp. (a)                                      451,200
1,950,000 Sun Microsystems, Inc. (a)                            23,985,000
   20,000 Symantec Corp. (a)                                     1,326,600
   20,000 Tellabs, Inc. (a)                                        299,200
   27,000 TranSwitch Corp. (a)                                     121,500
   20,000 Unisys Corp. (a)                                         250,800
   60,000 Wind River Systems, Inc. (a)                           1,074,600
--------------------------------------------------------------------------
                                                               112,113,910
--------------------------------------------------------------------------
          TOTAL COMMON STOCK
           (Cost -- $761,049,732)                              801,046,749
--------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 3.3%
Basic Industries -- 0.3%
  100,000 Boise Cascade Corp., 7.500% due 12/16/04               5,445,000
--------------------------------------------------------------------------
Communications -- 0.3%
   20,000 TCI Pacific Communications Inc., 5.000% due 7/31/06    3,050,000
          UnitedGlobalCom, Inc.:
  200,000  Series C (a)                                          1,675,000
   50,000  Series D (a)                                            331,250
--------------------------------------------------------------------------
                                                                 5,056,250
--------------------------------------------------------------------------
Consumer Non-Cyclicals -- 0.2%
  125,000 Sinclair Broadcast Group, Inc., Series D, 6.000%       3,537,500
--------------------------------------------------------------------------
Financials -- 1.8%
  400,000 PartnerRe Ltd., 8.000% due 12/31/04                   22,520,000
  200,000 Washington Mutual Inc., 5.375% due 5/1/41 (c)          9,500,000
--------------------------------------------------------------------------
                                                                32,020,000
--------------------------------------------------------------------------
Real Estate Investment Trust -- 0.7%
  180,000 General Growth Properties, Inc., 7.250% due 7/15/08    4,752,000
  120,000 Reckson Associates Realty Corp., Series A, 7.625%      2,854,800
  185,000 SL Green Realty Corp., 8.000% due 4/15/08              5,906,125
--------------------------------------------------------------------------
                                                                13,512,925
--------------------------------------------------------------------------
          TOTAL CONVERTIBLE PREFERRED STOCK
          (Cost -- $62,265,897)                                 59,571,675
--------------------------------------------------------------------------

                      See Notes to Financial Statements.


13 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)            DECEMBER 31, 2001



SHARES                                 SECURITY                                     VALUE
--------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
Communications -- 0.5%
60,615 CSC Holdings Inc., Series M, 11.125% due 4/1/08                           $ 6,410,036
 2,738 Dobson Communications Corp., 12.250% due 1/15/08 (d)                        2,573,717
--------------------------------------------------------------------------------------------
                                                                                   8,983,753
--------------------------------------------------------------------------------------------
Healthcare -- 0.3%
20,000 Fresenius Medical Capital Trust I, Company Guaranteed, 9.000% due 12/1/06   2,065,000
24,850 Fresenius Medical Capital Trust II, Company Guaranteed, 7.875% due 2/1/08   2,497,425
--------------------------------------------------------------------------------------------
                                                                                   4,562,425
--------------------------------------------------------------------------------------------
       TOTAL PREFERRED STOCK
       (Cost -- $13,557,359)                                                      13,546,178
--------------------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING+                                    SECURITY                                      VALUE
-------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 29.8%
Basic Industries -- 2.7%
$ 4,000,000 BBB-    Abitibi-Consolidated Inc., 8.300% due 8/1/05                                    4,254,452
  4,000,000 A       The Dow Chemical Corp., Notes, 5.250% due 5/14/04                               4,118,236
  2,500,000 B       Dura Operating Corp., Company Guaranteed, 9.000% due 5/1/09                     2,362,500
  3,000,000 BBB-    Fort James Corp., Notes, 6.700% due 11/15/03                                    3,051,576
  4,000,000 B-      Huntsman ICI Chemicals, Company Guaranteed, 10.125% due 7/1/09                  3,860,000
  4,000,000 BBB     Imperial Chemical Industries PLC, 6.950% due 9/15/04                            4,069,828
  5,000,000 BB-     ISP Chemco, Company Guaranteed, 10.250% due 7/1/11                              5,250,000
    129,000 NR      Key Plastics Inc., Company Guaranteed, Series B, 10.250% due 3/15/07 (a)(e)            13
  2,500,000 BB      Norampac Inc., Sr. Notes, 9.500% due 2/1/08                                     2,625,000
 10,000,000 B+      OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11 (c)                        10,250,000
  2,500,000 B+      P&L Coal Holdings Corp., Company Guaranteed, Series B, 9.625% due 5/15/08       2,693,750
  5,000,000 C       Polymer Group Inc., Company Guaranteed, Series B, 8.750% due 3/1/08 (a)         1,475,000
  4,000,000 B-      Riverwood International Corp., Company Guaranteed, 10.625% due 8/1/07           4,220,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   48,230,355
-------------------------------------------------------------------------------------------------------------
Capital Goods -- 1.9%
 10,000,000 B+      Allied Waste North America, Company Guaranteed, Series B, 10.000% due 8/1/09   10,350,000
                    American Standard, Inc.:
  5,000,000 BB+      Company Guaranteed, 8.250% due 6/1/09                                          5,225,000
  1,778,000 NR       Debentures, 9.250% due 12/1/16                                                 1,820,227
  5,000,000 BB+     Newport News Shipbuilding, Sr. Sub. Notes, 9.250% due 12/1/06                   5,262,500
  4,000,000 BBB-    Raytheon Co., Notes, 6.500% due 7/15/05                                         4,134,520
  7,500,000 BB      Sequa Corp., Sr. Notes, 9.000% due 8/1/09                                       7,125,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   33,917,247
-------------------------------------------------------------------------------------------------------------
Communications -- 8.4%
  7,500,000 B+      Adelphia Communications Corp., Sr. Notes, Series B, 8.375% due 2/1/08           6,984,375
  5,000,000 B-      American Tower Corp., Sr. Notes, 9.375% due 2/1/09                              4,050,000
  5,000,000 BBB     AT&T Wireless Services, Inc., Sr. Notes, 7.875% due 3/1/11                      5,353,825
                    Charter Communications Holdings LLC:
 10,000,000 B+       Sr. Discount Notes, zero coupon until 1/15/05, thereafter 11.750% due 1/15/10  7,225,000
  4,500,000 B+       Sr. Notes, 11.125% due 1/15/11                                                 4,792,500
  5,000,000 BBB     Cox Communications Inc., Notes, 7.500% due 8/15/04                              5,338,220

                      See Notes to Financial Statements.


14 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)            DECEMBER 31, 2001



   FACE
  AMOUNT    RATING+                                           SECURITY                                              VALUE
-----------------------------------------------------------------------------------------------------------------------------
Communications -- 8.4% (continued)
$   500,000 BB-     CSC Holdings Inc., Sr. Sub. Debentures, 10.500% due 5/15/16                                  $    545,000
  5,000,000 B       Dobson Communications Corp., Sr. Notes, 10.875% due 7/1/10                                      5,187,500
                    EchoStar Communications Corp., Sr. Notes:
  2,500,000 B+       9.125% due 1/15/09 (c)                                                                         2,518,750
  7,500,000 B+       9.375% due 2/1/09                                                                              7,762,500
  5,000,000 B       Energis PLC, Sr. Notes, 9.750% due 6/15/09                                                      3,975,000
  5,000,000 CCC-    Global Crossing Holding Ltd., Company Guaranteed, 9.625% due 5/15/08++                            600,000
  6,000,000 B+      Insight Midwest, Sr. Notes, 10.500% due 11/1/10                                                 6,510,000
    500,000 B       LIN Television Corp., Company Guaranteed, 8.000% due 1/15/08                                      506,250
 10,000,000 BBB     Metronet Communications, Sr. Discount Notes, zero coupon until 6/15/03,
                      thereafter 9.950%8 due 6/15/08                                                                5,050,000
                    Nextel Communications, Sr. Discount Notes:
 10,000,000 B        Zero coupon until 9/15/02, thereafter 10.650% due 9/15/07                                      7,675,000
  1,750,000 B        Zero coupon until 10/31/02, thereafter 9.750% due 10/31/07                                     1,255,625
                    NTL Inc., Sr. Notes, Series B:
  5,000,000 CCC      10.000% due 2/15/07                                                                            1,725,000
 25,000,000 CCC      Zero coupon until 4/1/03, thereafter 9.750% due 4/1/08                                         7,062,500
 30,000,000 CCC      Zero coupon until 10/1/03, thereafter 12.375% due 10/1/08                                      7,650,000
                    Price Communications Wireless, Inc.:
  2,000,000 B+       Company Guaranteed, Series B, 9.125% due 12/15/06                                              2,130,000
  3,250,000 B-       Sr. Sub. Notes, 11.750% due 7/15/07                                                            3,558,750
                    Rogers Wireless Communications, Inc.:
  2,000,000 BB+      Debentures, 9.375% due 6/1/08                                                                  2,070,000
  5,000,000 BB+      Sr. Notes, 9.625% due 5/1/11                                                                   5,175,000
  4,000,000 BBB+    Sprint Capital Corp., Company Guaranteed, 5.875% due 5/1/04                                     4,097,200
 12,000,000 B       TeleWest Communications PLC, Debentures, 11.000% due 10/1/07                                    8,700,000
  5,000,000 B-      Triton PCS Inc., Sr. Sub. Notes, 8.750% due 11/15/11 (c)                                        5,025,000
 45,000,000 CC      United Pan-Europe Communications NV, Series B, Sr. Discount Notes, zero coupon until 8/1/04,
                      thereafter 12.500% due 8/1/09                                                                 3,825,000
 51,900,000 CC      UnitedGlobalCom, Inc., Sr. Discount Notes, Series B, zero coupon until 2/15/03,
                      thereafter 10.750% due 2/15/08                                                               15,310,500
  5,000,000 CCC+    US Unwired, Inc., Company Guaranteed, Sr. Sub. Discount Notes, Series B,
                      zero coupon until 11/1/04, thereafter 13.375% due 11/1/09                                     3,550,000
  5,000,000 BBB+    WorldCom, Inc., Notes, 6.500% due 5/15/04                                                       5,140,270
                    XO Communications Inc., Sr. Notes:
  2,500,000 C        12.500% due 4/15/06 (a)(e)                                                                       312,500
  2,250,000 C        9.000% due 3/15/08 (a)(e)                                                                        281,250
 13,000,000 D        10.750% due 6/1/09 (a)(e)                                                                      1,690,000
  2,250,000 D        10.500% due 12/1/09 (a)(e)                                                                       270,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  152,902,515
-----------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 4.8%
  1,750,000 B-      Advance Stores Co., Inc., Sr. Sub. Notes, 10.250% due 4/15/08 (c)                               1,785,000
  3,750,000 B+      Argosy Gaming Co., Company Guaranteed, 10.750% due 6/1/09                                       4,139,062
  4,000,000 BBB+    DaimlerChrysler North America Holding Co., Company Guaranteed, 6.900% due 9/1/04                4,160,000
  4,050,000 BB      Dana Corp., Sr. Notes, 9.000% due 8/15/11 (c)                                                   3,771,453
                    Federated Department Stores, Sr. Notes:
  5,000,000 BBB+     8.500% due 6/15/03                                                                             5,303,065
  5,000,000 BBB+     8.500% due 6/1/10                                                                              5,529,490

                      See Notes to Financial Statements.


15 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                DECEMBER 31, 2001



   FACE
  AMOUNT    RATING+                                          SECURITY                                              VALUE
----------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 4.8% (continued)
$ 5,000,000 BBB     Goodyear Tire & Rubber, Notes, 8.125% due 3/15/03                                           $  5,094,775
  5,750,000 BB+     Harrah's Operating Co., Inc., Company Guaranteed, 7.875% due 12/15/05                          5,980,000
 10,000,000 BB-     HMH Properties, Inc., Sr. Notes, Series C, 8.450% due 12/1/08                                  9,550,000
 10,000,000 B+      Horseshoe Gaming Holdings, Company Guaranteed, Series B, 8.625% due 5/15/09                   10,375,000
  6,000,000 BB-     Mandalay Resort Group, Sr. Sub. Notes, Series B, 10.250% due 8/1/07                            6,255,000
                    MGM Mirage Inc., Company Guaranteed:
  6,000,000 BB+      9.750% due 6/1/07                                                                             6,315,000
  4,000,000 BB+      8.375% due 2/1/11                                                                             3,970,000
                    Park Place Entertainment Inc., Sr. Sub. Notes:
  5,000,000 BB+      7.875% due 12/15/05                                                                           4,993,750
  4,000,000 BB+      8.875% due 9/15/08                                                                            4,085,000
  1,000,000 BB+      8.125% due 5/15/11                                                                              982,500
  5,000,000 A-      Sears Roebuck Acceptance Corp., Notes, 6.900% due 8/1/03                                       5,221,960
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  87,511,055
----------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 2.4%
  5,000,000 CCC     AirGate PCS Inc., Sr. Sub. Notes, zero coupon until 10/1/04, thereafter 13.500% due 10/1/09    3,825,000
  7,500,000 B+      Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07                                                7,781,250
  5,000,000 B       Duane Reade Inc., Company Guaranteed, 9.250% due 2/15/08                                       5,075,000
  5,500,000 A+      The Earthgrains Co., Notes, 8.375% due 8/1/03                                                  5,959,624
  4,000,000 B+      Mail-Well I Corp., Company Guaranteed, Series B, 8.750% due 12/15/08                           3,140,000
  5,000,000 A-      PepsiAmericas, Inc., Notes, 5.790% due 3/17/03                                                 5,139,035
  3,500,000 B-      Premier International Foods Corp., Sr. Notes, 12.000% due 9/1/09                               3,675,000
  6,000,000 CCC     Revlon Consumer Products Corp., Sr. Notes, 8.125% due 2/1/06                                   4,110,000
  5,000,000 BBB     Safeway Inc., Notes, 7.250% due 9/15/04                                                        5,321,815
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  44,026,724
----------------------------------------------------------------------------------------------------------------------------
Consumer Services -- 2.3%
  3,750,000 BBB     Cendant Corp., Notes, 7.750% due 12/1/03                                                       3,814,669
                    Crown Castle International Corp., Sr. Notes:
  3,950,000 B        9.375% due 8/1/11                                                                             3,643,875
  2,500,000 B        10.750% due 8/1/11                                                                            2,456,250
  1,000,000 BBB     Hertz Corp., Notes, Floating Rate 2.546% due 8/13/04                                             963,579
  6,000,000 B+      Hollinger International Publishing Inc., Company Guaranteed, 9.250% due 3/15/07                5,977,500
  5,750,000 B       Iron Mountain Inc., Company Guaranteed, 8.625% due 4/1/13                                      6,008,750
  8,000,000 B+      Mediacom Communications Corp., Sr. Notes, 9.500% due 1/15/13                                   8,340,000
  2,500,000 B-      SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09                                        2,150,000
                    Sun Media Corp., Sr. Sub. Notes:
  3,500,000 B+       9.500% due 2/15/07                                                                            3,570,000
  1,500,000 B+       9.500% due 5/15/07                                                                            1,530,000
  2,000,000 BBB     World Color Press Inc., Sr. Sub. Notes, 8.375% due 11/15/08                                    2,012,500
  1,125,000 B       Yell Group Ltd., Sr. Notes, 10.750% due 8/1/11                                                 1,209,375
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  41,676,498
----------------------------------------------------------------------------------------------------------------------------
Energy -- 1.6%
  4,000,000 BBB+    Conoco Inc., Notes, Floating Rate 3.201% due 10/15/02                                          4,007,712
  2,335,000 BBB     Dominion Fiber Ventures LLC, Secured, 7.050% due 3/15/05 (c)                                   2,385,259
  2,500,000 BBB     Empresa Electrica Pehuenche, Notes, 7.300% due 5/1/03                                          2,533,837
 10,000,000 BBB     Louis Dreyfus Natural Gas Corp., Sr. Sub. Notes, 9.250% due 6/15/04                           11,008,620
  2,000,000 BBB     Occidental Petroleum Corp., Sr. Notes, 6.400% due 4/1/03                                       2,056,298

                      See Notes to Financial Statements.


16 Smith Barney Premium Total Return Fund |  2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)            DECEMBER 31, 2001



   FACE
  AMOUNT    RATING+                                SECURITY                                   VALUE
-------------------------------------------------------------------------------------------------------
Energy -- 1.6% (continued)
$ 3,000,000 BBB     Ultramar Diamond Shamrock Corp., Notes, 8.625% due 7/1/02              $  3,084,438
  3,500,000 BB-     Western Gas Resources, Inc., Company Guaranteed, 10.000% due 6/15/09      3,727,500
-------------------------------------------------------------------------------------------------------
                                                                                             28,803,664
-------------------------------------------------------------------------------------------------------
Financials -- 2.1%
  2,500,000 A+      American International Group, Inc., Sr. Notes, 5.750% due 11/1/03         2,596,452
  2,000,000 A       Bank One Corp., Notes, 7.625% due 8/1/05                                  2,162,904
  3,000,000 A       Countrywide Home Loans, Inc., Notes, Series J, 5.250% due 6/15/04         3,046,524
  4,000,000 BBB+    Ford Motor Credit Co., Notes, Floating Rate 4.225% due 10/25/04           4,002,516
  2,750,000 BBB+    General Motors Acceptance Corp., Notes, 6.380% due 1/30/04                2,833,952
  4,000,000 A-      KeyCorp, Sub. Notes, 6.750% due 6/15/03                                   4,180,064
  1,000,000 AA+     Monumental Global Funding II, Notes, 6.950% due 10/1/03 (c)               1,059,552
  3,500,000 AA-     Morgan Stanley Dean Witter & Co., Notes, 6.875% due 3/1/03                3,661,119
  5,000,000 BB+     Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06                  5,400,000
  7,000,000 A-      Textron Financial Corp., Notes, Series D, 7.180% due 10/15/02 (c)         7,254,219
  2,000,000 A       Wachovia Corp., Sr. Unsubordinated Notes, 6.700% due 6/21/04              2,114,814
-------------------------------------------------------------------------------------------------------
                                                                                             38,312,116
-------------------------------------------------------------------------------------------------------
Healthcare -- 0.6%
  5,200,000 B+      Charles River Labs Inc., Sr. Sub. Notes, Series B, 13.500% due 10/1/09    6,266,000
  5,000,000 BB+     HCA Inc., Notes, 8.750% due 9/1/10                                        5,425,000
-------------------------------------------------------------------------------------------------------
                                                                                             11,691,000
-------------------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 1.1%
  5,000,000 BB-     FelCor Lodging Trust L.P., Company Guaranteed, 9.500% due 9/15/08         5,037,500
  5,000,000 B-      MeriStar Hospitality Corp., Sr. Sub. Notes, 8.750% due 8/15/07            4,212,500
  6,000,000 BBB     Simon Property Group L.P., Notes, 6.625% due 6/15/03                      6,200,412
  4,000,000 BBB+    Spieker Properties L.P., Notes, 6.800% due 5/1/04                         4,175,096
-------------------------------------------------------------------------------------------------------
                                                                                             19,625,508
-------------------------------------------------------------------------------------------------------
Technology -- 0.5%
  3,500,000 BB+     Unisys Corp., Sr. Notes, 7.875% due 4/1/08                                3,421,250
  5,000,000 BB      Xerox Corp., Company Guaranteed, 5.750% due 5/15/02                       4,922,815
-------------------------------------------------------------------------------------------------------
                                                                                              8,344,065
-------------------------------------------------------------------------------------------------------
Utilities -- 1.4%
  4,000,000 BB      The AES Corp., Sr. Notes, 9.375% due 9/15/10                              3,620,000
                    Calpine Corp.:
  1,225,000 BB+      Company Guaranteed, 8.500% due 5/1/08                                    1,121,735
  3,500,000 BB+      Sr. Notes, 8.625% due 8/15/10                                            3,184,087
  5,000,000 BB      CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07                          5,310,940
    771,000 BBB     Columbia Gas Systems Inc., Notes, Series B, 6.610% due 11/28/02             791,105
  4,500,000 BBB+    Carolina Power & Light Co., First Mortgage, 7.875% due 4/15/04            4,833,675
  7,000,000 BBB+    Jersey Central Power & Light Co., First Mortgage, 6.375% due 5/1/03       7,205,660
-------------------------------------------------------------------------------------------------------
                                                                                             26,067,202
-------------------------------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS
                    (Cost -- $589,527,582)                                                  541,107,949
-------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


17 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)            DECEMBER 31, 2001



       FACE
      AMOUNT       RATING+                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 8.4%
Communications -- 1.6%
       $ 5,000,000 B+      Charter Communications Inc., 4.750% due 6/1/06                 $  4,568,750
        10,000,000 B-      EchoStar Communications Corp., 4.875% due 1/1/07                  8,912,500
                           NTL Communications Corp.:
        30,000,000 CCC      6.750% due 5/15/08 (c)                                           9,975,000
        10,000,000 CCC      6.750% due 5/15/08                                               3,325,000
        10,000,000 CCC      7.000% due 12/15/08                                                950,000
        12,500,000 CCC      5.750% due 12/15/09                                              1,390,625
        10,000,000 C       XO Communications, Inc. 5.750% due 1/15/09 (a)(e)                   150,000
------------------------------------------------------------------------------------------------------
                                                                                            29,271,875
------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 0.2%
         5,000,000 BB+     Hilton Hotels Corp., 5.000% due 5/15/06                           4,450,000
------------------------------------------------------------------------------------------------------
Energy -- 0.7%
        11,000,000 D       Friede Goldman Halter Inc., 4.500% due 9/15/04 (a)(e)             2,365,000
         7,500,000 BB      Pogo Producing Co., 5.500% due 6/15/06                            7,265,625
         2,500,000 BBB-    SEACOR Holdings Inc., 5.375% due 11/15/06                         2,787,500
------------------------------------------------------------------------------------------------------
                                                                                            12,418,125
------------------------------------------------------------------------------------------------------
Healthcare -- 1.4%
         5,000,000 CCC+    Affymetrix Inc., 5.000% due 10/1/06                               4,575,000
         5,000,000 NR      Inhale Therapeutic Systems, Inc., 3.500% due 10/17/07             3,237,500
                           Invitrogen Corp.:
         4,000,000 NR       5.500% due 3/1/07 (c)                                            4,015,000
         1,000,000 NR       5.500% due 3/1/07                                                1,003,750
         5,000,000 NR      Medarex, Inc., 4.500% due 7/1/06                                  4,481,250
        12,500,000 NR      Vertex Pharmaceuticals Inc., 5.000% due 9/19/07                   8,468,750
------------------------------------------------------------------------------------------------------
                                                                                            25,781,250
------------------------------------------------------------------------------------------------------
Technology -- 4.5%
        15,200,000 CCC+    Aspect Telecommunications Corp., zero coupon due 8/10/18 (b)      4,218,000
        10,000,000 B+      CIENA Corp., 3.750% due 2/1/08                                    6,450,000
        15,000,000 B       Citrix Systems, Inc., zero coupon due 3/22/19                     6,881,250
         5,000,000 B+      Commscope, Inc., 4.000% due 12/15/06                              4,118,750
        10,000,000 BB      Comverse Technology, Inc., 1.500% due 12/1/05                     7,637,500
        10,000,000 B       Cypress Semiconductor Corp., 4.000% due 2/1/05                    8,600,000
         7,500,000 B-      DoubleClick, Inc., 4.750% due 3/15/06                             6,018,750
        15,000,000 B-      i2 Technologies Inc., 5.250% due 12/15/06                        11,137,500
         7,500,000 NR      Mercury Interactive Corp., 4.750% due 7/1/07                      6,103,125
        35,000,000 NR      Network Associates Inc., zero coupon due 2/13/18                 16,012,500
         5,000,000 NR      Rational Software Corp., 5.000% due 2/1/07                        4,543,750
------------------------------------------------------------------------------------------------------
                                                                                            81,721,125
------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE BONDS
                           (Cost -- $171,366,700)                                          153,642,375
------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 2.9%
        50,000,000         U.S. Treasury Notes, 5.875% due 11/15/04 (Cost -- $52,851,171)   52,957,050
------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


18 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)            DECEMBER 31, 2001



   FACE
  AMOUNT    RATING+                           SECURITY                               VALUE
---------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 8.4%
                    Chase Commercial Mortgage Securities Corp., Series 2000-FL1A:
$ 2,743,729 BBB      Class E, Floating Rate 3.741% due 12/12/13                   $ 2,731,657
    958,590 BBB-     Class F, Floating Rate 4.391% due 12/12/13                       954,401
    422,373 BBB     Cityscape Home Equity Loan Trust, Series 1997-C,
                      Class B1A, Floating Rate 3.030% due 7/25/28                     404,951
  2,000,000 BBB-    Contimortgage Home Equity Loan Trust, Series 1999-3,
                      Class B, 7.000% due 12/25/29                                  1,533,750
                    Countrywide Asset-Backed Certificates, Series 1999-2:
  2,000,000 BBB      Class BV, Floating Rate 4.530% due 5/25/29                     2,010,620
  3,000,000 AA       Class MV1, Floating Rate 2.370% due 5/25/29                    2,990,704
  4,025,000 A        Class MV2, Floating Rate 2.830% due 5/25/29                    3,987,326
                    Countrywide Asset-Backed Certificates, Series 1999-3:
  1,000,000 Baa2*    Class BV, Floating Rate 5.030% due 10/25/30                    1,013,750
  4,000,000 A2*      Class MV2, Floating Rate 3.130% due 10/25/30                   4,005,000
                    CS First Boston Mortgage Securities Corp.:
    300,000 A3*      Series 1998-FL1A, Class F, Floating Rate 3.244% due 1/10/13      300,179
    466,475 BBB-     Series 2001-1, Note, 8.250% due 12/17/30                         457,145
  1,500,000 Baa3*    Series 2001-FL1A, Class E, Floating Rate 4.344% due 12/5/12    1,497,120
  5,000,000 Aaa*    Diversified Asset Securitization Holdings, Series 1A,
                      Class A1, Floating Rate 3.200% due 12/30/34                   4,987,500
  6,000,000 A       First Dominion Funding I, Series 1A,
                      Class B, Floating Rate 4.526% due 7/10/13                     5,660,625
  5,000,000 Baa2*   First Dominion Funding II, Series 1A,
                      Class C, Floating Rate 4.800% due 4/25/14                     4,925,000
 15,000,000 AA      Fortress CBO Investments I, Ltd., Series 1A,
                      Class B, Floating Rate 2.730% due 7/25/38                    14,943,750
  4,550,509 NR      Guaranteed Residential Securities Trust, Series 1999-A,
                      Class A, Floating Rate 2.476% due 1/28/30                     4,453,811
  7,000,000 A-      Highland Legacy Ltd. CLO, Series 1A,
                      Class B2, Floating Rate 3.700% due 6/1/11                     6,881,875
  3,528,072 BBB     J.P. Morgan Chase Commercial Mortgage Securities Corp.,
                      Series 2001-FL1A, Class F, Floating Rate 3.290% due 7/13/13   3,492,791
  2,608,000 BBB     Merrill Lynch Mortgage Investors, Inc., Series 1999-NC1,
                      Class B, Floating Rate 4.833% due 6/20/30                     2,624,274
  8,500,000 A2*     Nomura Depositor Trust, Series 1998-ST1A,
                      Class A3A, Floating Rate 2.446% due 1/15/03                   8,425,625
  1,341,145 BBB-    Option One Mortgage Securities Corp., Series 2001-3,
                      Class CTFS, 9.660% due 9/26/31                                1,327,734
    707,512 NR      Paragon Residual Interest, Series 1999-R,
                      Class A, 9.790% due 5/15/05                                     601,385
  3,000,000 AAA     Pennant CBO Ltd., Series 1A,
                      Class A, Floating Rate 3.674% due 3/14/11                     3,020,625
                    Salomon Brothers Mortgage Securities VII:
 11,703,000 BBB      Series 1999-AQ1, Class M3, Floating Rate 4.930% due 4/25/29   11,812,657
  7,500,000 Baa2*    Series 1999-NC4, Class M3, Floating Rate 5.180% due 9/25/29    7,605,450

                      See Notes to Financial Statements.


19 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                DECEMBER 31, 2001



   FACE
  AMOUNT    RATING+                   SECURITY                        VALUE
-------------------------------------------------------------------------------
$   786,003 Aa3*    Sasco Floating Rate Commercial Mortgage,
                      Series 1999-C3, Class G, Floating Rate
                      3.383% due 3/20/02                           $    785,963
                    Saxon Asset Securities Trust:
  2,644,692 Aa2*      Series 1998-3, Class MV1, Floating Rate
                       2.430% due 4/25/28                             2,597,847
  4,000,000 Aa2*      Series 1999-2, Class MV1, Floating Rate
                       2.380% due 5/25/29                             3,992,943
    230,591 Baa2*     Series 1999-3, Class BF1A, 8.640% due
                       7/25/02                                          232,609
    393,021 Baa2*     Series 1999-3, Class BV1A, 9.200% due
                       2/25/02                                          392,431
                    Southern Pacific Thrift & Loan Assoc., Series
                      1996-C1:
  5,000,000 NR        Class C, Floating Rate 2.930% due 4/25/28       5,006,250
  3,000,000 NR        Class D, Floating Rate 3.430% due 4/25/28       3,027,000
                    Stanfield CLO, Ltd.:
  5,000,000 AAA       Series 1A, Class A1, Floating Rate 3.080%
                       due 7/15/14                                    4,987,500
  6,000,000 A3*       Series 1A, Class B1, Floating Rate 3.930%
                       due 7/15/14                                    5,985,000
  3,000,000 A3*       Series 2A, Class B1, Floating Rate 3.780%
                       due 4/15/15                                    2,977,500
  6,000,000 BBB     Structured Asset Securities Corp., Series
                      1999-BC1, Class B, Floating Rate 4.680% due
                      1/25/29                                         6,077,642
  1,000,000 A-      Sutter CBO Ltd., Series 1999-1, Class A4L,
                      Floating Rate 3.729% due 11/30/11                 970,000
 11,500,000 A2*     WMC Mortgage Loan Pass-Through Certificates,
                      Series 1999-A, Class M2, Floating Rate
                      3.396% due 10/15/29                            11,500,000
------------------------------------------------------------------------------
                    TOTAL ASSET-BACKED
                    SECURITIES(Cost -- $151,679,462)                151,182,390
------------------------------------------------------------------------------

CONTRACTS                                SECURITY                      VALUE
--------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.5%
Purchased Calls -- 0.3%
1,600                   S&P 500 Index, Call @ $1,125, Expire 1/19/02 5,112,000
                        Vertex Pharmaceuticals Inc.:
  210                     Call @ $45, Expire 1/19/02                     5,250
  330                     Call @ $50, Expire 1/19/02                     8,250
------------------------------------------------------------------------------
                                                                     5,125,500
------------------------------------------------------------------------------
Purchased Puts -- 0.2%
                        S&P 500 Index:
1,500                     Put @ $1,125, Expire 1/19/02               1,672,500
1,000                     Put @ $1,100, Expire 2/16/02               1,745,000
------------------------------------------------------------------------------
                                                                     3,417,500
------------------------------------------------------------------------------
                        TOTAL PURCHASED OPTIONS(Cost -- $9,711,060)  8,543,000
------------------------------------------------------------------------------

                      See Notes to Financial Statements.


20 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                DECEMBER 31, 2001


    FACE
   AMOUNT                          SECURITY                          VALUE
 ------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.6%
 $28,616,000   Morgan Stanley Dean Witter & Co., 1.500% due
                 1/2/02; Proceeds at maturity -- $28,618,385;
                 (Fully collateralized by U.S. Treasury Notes
                 and Bonds, 5.500% to 6.000% due 5/31/03 to
                 8/15/09; Market
                 value -- $29,331,448) (Cost -- $28,616,000)     $   28,616,000
 ------------------------------------------------------------------------------
               TOTAL
               INVESTMENTS -- 100%(Cost -- $1,840,624,963**)     $1,810,213,366
 ------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Security segregated as collateral to cover written call options and to maintain the margin requirement on futures contracts.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Dividends are payable in cash or, on or prior to January 15, 2003, at the option of the Company, in additional New Shares.
(e) Security is currently in default.
 + All ratings are by Standard & Poor's Ratings Service except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
++ Subsequent to the reporting period, on January 28, 2002, the company filed for bankruptcy.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  See page 22 for definitions of ratings.

 SCHEDULE OF OPTIONS WRITTEN                      DECEMBER 31, 2001

                                                  STRIKE
CONTRACTS                              EXPIRATION PRICE    VALUE
-------------------------------------------------------------------
400 Affymetrix, Inc.                    2/16/02    $35   $(208,000)
400 Affymetrix, Inc.                    5/18/02     40    (230,000)
575 Invitrogen Corp.                    2/16/02     70     (96,313)
540 Vertex Pharmaceuticals Inc.         1/19/02     55     (13,500)
-------------------------------------------------------------------
    TOTAL COVERED CALL OPTIONS WRITTEN
    (Premiums received  -- $1,543,651)                   $(547,813)
-------------------------------------------------------------------

                      See Notes to Financial Statements.


21 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic
                conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated
                categories.
BB,          -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance,
B, CCC and CC   as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates a lower degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk
                exposures to adverse conditions.
C            -- The rating "C" is reserved for income bonds on which no interest is being paid.
D            -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa           -- Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not be well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.

22 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES            DECEMBER 31, 2001


    ASSETS:
       Investments, at value (Cost -- $1,840,624,963)       $1,810,213,366
       Cash                                                            591
       Interest and dividends receivable                        14,871,409
       Receivable for securities sold                           12,872,023
       Receivable for Fund shares sold                           2,363,696
       Receivable from broker -- variation margin                  104,200
    ----------------------------------------------------------------------
       Total Assets                                          1,840,425,285
    ----------------------------------------------------------------------
    LIABILITIES:
       Payable for securities purchased                          3,805,450
       Payable for Fund shares purchased                         2,436,542
       Investment advisory fee payable                             844,880
       Written options, at value (Premiums
         received -- $1,543,651) (Note 5)                          547,813
       Administration fee payable                                  319,183
       Distribution fees payable                                   212,511
       Accrued expenses                                            253,879
    ----------------------------------------------------------------------
       Total Liabilities                                         8,420,258
    ----------------------------------------------------------------------
    Total Net Assets                                        $1,832,005,027
    ----------------------------------------------------------------------
    NET ASSETS:
       Par value of shares of beneficial interest           $      126,241
       Capital paid in excess of par value                   1,889,991,325
       Undistributed net investment income                       2,679,251
       Accumulated net realized loss from security
         transactions, options, futures contracts and
         foreign currencies                                    (31,476,145)
       Net unrealized depreciation of investments,
         options, futures contracts and foreign currencies     (29,315,645)
    ----------------------------------------------------------------------
    Total Net Assets                                        $1,832,005,027
    ----------------------------------------------------------------------
    Shares Outstanding:
       Class A                                                  60,395,100
       --------------------------------------------------------------------
       Class B                                                  51,601,418
       --------------------------------------------------------------------
       Class L                                                   6,585,088
       --------------------------------------------------------------------
       Class O                                                   2,356,252
       --------------------------------------------------------------------
       Class Y                                                   5,303,172
       --------------------------------------------------------------------
    Net Asset Value:
       Class A (and redemption price)                               $14.56
       --------------------------------------------------------------------
       Class B *                                                    $14.44
       --------------------------------------------------------------------
       Class L **                                                   $14.48
       --------------------------------------------------------------------
       Class O **                                                   $14.45
       --------------------------------------------------------------------
       Class Y (and redemption price)                               $14.71
       --------------------------------------------------------------------
    Maximum Public Offering Price Per Share:
       Class A (net asset value plus 5.26% of net asset
         value per share)                                           $15.33
       --------------------------------------------------------------------
       Class L (net asset value plus 1.01% of net asset
         value per share)                                           $14.63
    ----------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L and O shares reduced by 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


23 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 STATEMENT OF OPERATIONS   FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
   Interest                                                     $  87,225,761
   Dividends                                                       20,150,297
   Less: Foreign withholding tax                                      (72,844)
---------------------------------------------------------------------------
   Total Investment Income                                        107,303,214
---------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                                10,655,505
   Distribution fees (Note 2)                                       9,792,905
   Administration fee (Note 2)                                      3,874,729
   Shareholder and system servicing fees                            1,327,028
   Shareholder communications                                         160,171
   Custody                                                             97,004
   Audit and legal                                                     46,896
   Registration fees                                                   41,826
   Trustees' fees                                                      20,526
   Other                                                               28,940
---------------------------------------------------------------------------
   Total Expenses                                                  26,045,530
---------------------------------------------------------------------------
Net Investment Income                                              81,257,684
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS,FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3,
4 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)       28,846,887
     Options purchased                                            (75,203,055)
     Options written                                               (6,357,481)
     Futures contracts                                             20,300,458
     Foreign currency transactions                                    (23,112)
---------------------------------------------------------------------------
   Net Realized Loss                                              (32,436,303)
---------------------------------------------------------------------------
   Net Change in Unrealized Depreciation From:
     Security transactions                                       (125,402,981)
     Foreign currency transactions                                     13,908
---------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                       (125,389,073)
---------------------------------------------------------------------------
Net Loss on Investments, Options, Futures Contracts and
  Foreign Currencies                                             (157,825,376)
---------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $ (76,567,692)
---------------------------------------------------------------------------

                      See Notes to Financial Statements.


24 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS   FOR THE YEARS ENDED DECEMBER 31,



                                                                                 2001            2000
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                                    $   81,257,684  $   94,831,896
   Net realized gain (loss)                                                    (32,436,303)    218,504,978
   Increase in net unrealized depreciation                                    (125,389,073)   (189,160,329)
----------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                           (76,567,692)    124,176,545
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                       (91,905,765)    (85,042,022)
   Net realized gains                                                          (35,433,042)   (261,922,420)
----------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                  (127,338,807)   (346,964,442)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                            491,096,831     264,400,709
   Net asset value of shares issued in connection with the transfer of the
     CitiSelect 400 Fund's net assets (Note 8)                                          --      87,429,231
   Net asset value of shares issued for reinvestment of dividends               98,355,460     273,046,676
   Cost of shares reacquired                                                  (567,298,586)   (933,226,798)
----------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions               22,153,705    (308,350,182)
----------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                        (181,752,794)   (531,138,079)
NET ASSETS:
   Beginning of year                                                         2,013,757,821   2,544,895,900
----------------------------------------------------------------------------------------------------------
   End of year*                                                             $1,832,005,027  $2,013,757,821
----------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                              $2,679,251     $14,582,419
----------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


25 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Premium Total Return Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Portfolio securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business each day. Options are generally valued at the mean of the quoted bid and asked prices. Investments in U.S. government securities (other than short-term securities) are valued at the mean of the quoted bid and asked price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective January 1, 2001. This change does not effect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended December 31, 2001, interest income decreased by $1,186,327, net realized loss decreased by $1,042,235 and the change in net unrealized depreciation of investments decreased by $144,092. In addition, the Fund recorded adjustments to decrease the cost of securities and to decrease accumulated undistributed net investment income by $763,529 to reflect the cumulative effect of this change up to the date of the adoption.


26 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

In addition, the Fund may from time to time enter into options and/or futures contracts in order to hedge market risk.

2. Investment Advisory Agreement, Administration Agreement and
   Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of SBFM. Pursuant to the sub-advisory agreement, SBAM is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBFM pays SBAM a monthly fee calculated at an annual rate of 0.375% of the average daily net assets of the Fund. This fee is paid monthly.

SBFM acts as Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended December 31, 2001, the Fund paid transfer agent fees of $1,460,367 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended December 31, 2001, SSB and its affiliates received brokerage commissions of $27,500.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2001, SSB received sales charges of approximately $1,158,000 and $489,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended December 31, 2001, CDSCs paid to SSB were approximately:

                                   Class A    Class B    Class L
----------------------------------------------------------------
CDSCs                              $3,000     $577,000   $23,000
----------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. For the year ended December 31, 2001, total Distribution Plan fees incurred were:

                                       Distribution
                                        Plan Fees
---------------------------------------------------
Class A                                 $2,141,139
---------------------------------------------------
Class B                                  6,722,515
---------------------------------------------------
Class L                                    661,380
---------------------------------------------------
Class O                                    267,871
---------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------
Purchases                               $1,585,035,784
------------------------------------------------------
Sales                                    1,646,108,672
------------------------------------------------------



27 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------
Gross unrealized appreciation          $ 137,597,818
Gross unrealized depreciation           (168,009,415)
-----------------------------------------------------
Net unrealized depreciation            $ (30,411,597)
-----------------------------------------------------

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a coun-terparty fail to perform under such contracts.

At December 31, 2001, the Fund had the following open futures contracts:

                      # of                  Basis      Market    Unrealized
Purchased Contracts Contracts Expiration    Value      Value        Gain
---------------------------------------------------------------------------
      S&P 500          100       3/02    $28,625,800 $28,730,000  $104,200
---------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2001, the Fund held purchased call options with a total cost of $6,633,560 and purchased put options with a total cost of $3,077,500.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When

28 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written covered call option transactions occurred during the year ended December 31, 2001:

                                                      Number of
                                                     Contracts      Premiums
-------------------------------------------------------------------------------
Options written, outstanding at December 31, 2000       1,600     $  1,718,893
Options written                                        10,615       13,476,995
Options cancelled in closing purchase transactions     (8,470)     (11,986,300)
Options expired                                        (1,830)      (1,665,937)
-------------------------------------------------------------------------------
Options written, outstanding at December 31, 2001       1,915     $  1,543,651
-------------------------------------------------------------------------------

The following written covered put option transactions occurred during the year ended December 31, 2001:

                                                      Number of
                                                     Contracts       Premiums
---------------------------------------------------------------------------------
Options written, outstanding at December 31, 2000          --     $            0
Options written                                         7,250          4,905,434
Options cancelled in closing purchase transactions     (5,250)        (3,311,488)
Options expired                                        (2,000)        (1,593,946)
---------------------------------------------------------------------------------
Options written, outstanding at December 31, 2001          --     $            0
---------------------------------------------------------------------------------

6. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Interest income earned by the Fund from securities lending for the year ended December 31, 2001 was $80,923.

At December 31, 2001, the Fund did not have any securities on loan.

29 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

8. Transfer of Net Assets

On October 13, 2000, the Fund acquired the assets and certain liabilities of the CitiSelect 400 Fund pursuant to a plan of reorganization approved by CitiSelect 400 Fund shareholders on October 2, 2000. Total shares issued by the Fund and the total net assets of the CitiSelect 400 Fund and the Fund on the date of transfer were as follows:

                    Shares Issued Total Net Assets of Total Net Assets
                       by the             the              of the
   Acquired Fund        Fund      CitiSelect 400 Fund       Fund
----------------------------------------------------------------------
CitiSelect 400 Fund   4,965,062       $87,429,231      $2,017,199,848
----------------------------------------------------------------------

The total net assets of the CitiSelect 400 Fund before acquisition included unrealized depreciation of $12,450,296. Total net assets of the Fund immediately after the transfer were $2,104,629,079. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, approximately $28,185,000 of unused capital loss carryforwards available to offset future capital gains expiring on December 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

10.Shares of Beneficial Interest

At December 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At December 31, 2001, total paid-in capital amounted to the following for each class:

                         Class A       Class B      Class L      Class O     Class Y
---------------------------------------------------------------------------------------
Total Paid-in Capital $1,044,612,849 $571,293,716 $113,016,798 $49,863,534 $111,330,669
---------------------------------------------------------------------------------------

30 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

Transactions in shares of each class were as follows:


                                                   Year Ended                  Year Ended
                                                December 31, 2001           December 31, 2000
                                           --------------------------  --------------------------
                                             Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                                 19,503,671  $ 305,439,552   10,888,926  $ 193,319,869
Shares issued on reinvestment                3,153,878     48,314,526    5,801,577     97,512,714
Net asset value of shares issued in
 connection with the transfer of
 CitiSelect 400 Fund's net assets (Note 8)          --             --    4,937,808     86,952,909
Shares reacquired                           (9,373,712)  (144,622,259) (11,450,691)  (202,817,533)
--------------------------------------------------------------------------------------------------
Net Increase                                13,283,837  $ 209,131,819   10,177,620  $ 174,967,959
--------------------------------------------------------------------------------------------------
Class B
Shares sold                                  6,608,402  $ 100,863,633    2,395,792  $  41,603,701
Shares issued on reinvestment                2,913,951     44,569,396    9,863,992    165,830,547
Net asset value of shares issued in
 connection with the transfer of
 CitiSelect 400 Fund's net assets (Note 8)          --             --       27,254        476,322
Shares reacquired                          (26,259,504)  (405,880,494) (39,195,357)  (692,467,016)
--------------------------------------------------------------------------------------------------
Net Decrease                               (16,737,151) $(260,447,465) (26,908,319) $(484,556,446)
--------------------------------------------------------------------------------------------------
Class L
Shares sold                                  5,023,489  $  77,085,218    1,037,818  $  17,901,848
Shares issued on reinvestment                  230,575      3,484,332      210,862      3,508,565
Shares reacquired                             (703,090)   (10,433,969)    (512,440)    (9,022,721)
--------------------------------------------------------------------------------------------------
Net Increase                                 4,550,974  $  70,135,581      736,240  $  12,387,692
--------------------------------------------------------------------------------------------------
Class O
Shares sold                                     51,064  $     792,407       59,447  $   1,048,433
Shares issued on reinvestment                  130,154      1,987,206      368,885      6,194,850
Shares reacquired                             (407,153)    (6,171,875)  (1,167,469)   (20,639,697)
--------------------------------------------------------------------------------------------------
Net Decrease                                  (225,935) $  (3,392,262)    (739,137) $ (13,396,414)
--------------------------------------------------------------------------------------------------
Class Y
Shares sold                                    430,454  $   6,916,021      614,429  $  10,526,858
Shares reacquired                              (11,339)      (189,989)    (452,683)    (8,279,831)
--------------------------------------------------------------------------------------------------
Net Increase                                   419,115  $   6,726,032      161,746  $   2,247,027
--------------------------------------------------------------------------------------------------

31 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                        2001/(1)/     2000/(1)/     1999/(1)/     1998/(1)/     1997/(1)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year    $16.19        $18.07        $21.38        $22.19        $19.14
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/            0.70          0.83          0.54          0.33          0.39
  Net realized and unrealized
   gain (loss)/(2)/                    (1.27)         0.29          0.50          1.00          4.29
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations    (0.57)         1.12          1.04          1.33          4.68
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.78)        (0.77)        (0.49)        (0.25)        (0.38)
  Net realized gains                   (0.28)        (2.23)        (3.86)        (1.89)        (1.25)
---------------------------------------------------------------------------------------------------------
Total Distributions                    (1.06)        (3.00)        (4.35)        (2.14)        (1.63)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $14.56        $16.19        $18.07        $21.38        $22.19
---------------------------------------------------------------------------------------------------------
Total Return                           (3.65)%        6.48%         5.37%         6.20%        25.19%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $879,299      $762,556      $667,303      $896,342      $833,540
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                              1.08%         1.09%         1.12%         1.12%         1.11%
  Net investment income/(2)/            4.50          4.71          2.63          1.48          1.89
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   85%           73%           93%           43%           43%
---------------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Without the adoption of the change in the accounting method discussed in
   Note 1, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.56%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

32 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                       2001/(1)/   2000/(1)/   1999/(1)/   1998/(1)/   1997/(1)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year     $16.05   $17.94      $21.26      $22.17      $19.14
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/             0.60     0.73        0.41        0.22        0.29
  Net realized and unrealized
   gain (loss)/(2)/                     (1.24)    0.28        0.52        0.99        4.28
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations     (0.64)    1.01        0.93        1.21        4.57
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.69)   (0.67)      (0.39)      (0.23)      (0.29)
  Net realized gains                    (0.28)   (2.23)      (3.86)      (1.89)      (1.25)
-----------------------------------------------------------------------------------------------
Total Distributions                     (0.97)   (2.90)      (4.25)      (2.12)      (1.54)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $14.44   $16.05      $17.94      $21.26      $22.17
-----------------------------------------------------------------------------------------------
Total Return                            (4.14)%   5.87%       4.85%       5.64%      24.55%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)       $745   $1,097      $1,709      $3,110      $3,170
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                               1.62%    1.61%       1.63%       1.61%       1.60%
  Net investment income/(2)/             3.94     4.19        2.02        0.99        1.39
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    85%      73%         93%         43%         43%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.00%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

33 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares            2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)(2)/
--------------------------------------------------------------------
Net Asset Value,
  Beginning of Year        $16.08    $17.97    $21.29      $23.06
--------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment
   income/(3)/               0.56      0.66      0.40        0.06
  Net realized and
   unrealized gain
   (loss)/(3)/              (1.24)     0.30      0.48       (0.01)
--------------------------------------------------------------------
Total Income (Loss) From
  Operations                (0.68)     0.96      0.88        0.05
--------------------------------------------------------------------
Less Distributions From:
  Net investment income     (0.64)    (0.62)    (0.34)      (0.00)*
  Net realized gains        (0.28)    (2.23)    (3.86)      (1.82)
--------------------------------------------------------------------
Total Distributions         (0.92)    (2.85)    (4.20)      (1.82)
--------------------------------------------------------------------
Net Asset Value, End of
  Year                     $14.48    $16.08    $17.97      $21.29
--------------------------------------------------------------------
Total Return                (4.35)%    5.58%     4.60%       0.36%++
--------------------------------------------------------------------
Net Assets, End of Year
  (000s)                  $95,345   $32,718   $23,318     $25,471
--------------------------------------------------------------------
Ratios to Average Net
  Assets:
  Expenses                   1.88%     1.87%     1.88%       1.82%+
  Net investment
   income/(3)/               3.73      3.91      1.93        0.55+
--------------------------------------------------------------------
Portfolio Turnover Rate        85%       73%       93%         43%
--------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from June 15, 1998 (inception date) to December 31, 1998.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.79%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

34 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

 Class O Shares            2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)(2)/ 1997/(1)/
 ------------------------------------------------------------------------------
 Net Asset
   Value, Beginning of
   Year                     $16.07    $17.95    $21.28      $22.18     $19.15
 -------------------------------------------------------------------------
 Income (Loss) From
   Operations:
   Net investment
    income/(3)/               0.61      0.74      0.42        0.23       0.30
   Net realized and
    unrealized gain
    (loss)/(3)/              (1.26)     0.29      0.51        0.99       4.28
 -------------------------------------------------------------------------
 Total Income (Loss) From
   Operations                (0.65)     1.03      0.93        1.22       4.58
 -------------------------------------------------------------------------
 Less Distributions From:
   Net investment income     (0.69)    (0.68)    (0.40)      (0.23)     (0.30)
   Net realized gains        (0.28)    (2.23)    (3.86)      (1.89)     (1.25)
 -------------------------------------------------------------------------
 Total Distributions         (0.97)    (2.91)    (4.26)      (2.12)     (1.55)
 -------------------------------------------------------------------------
 Net Asset Value, End of
   Year                     $14.45    $16.07    $17.95      $21.28     $22.18
 -------------------------------------------------------------------------
 Total Return                (4.16)%    5.97%     4.83%       5.69%     24.60%
 -------------------------------------------------------------------------
 Net Assets, End of Year
   (000s)                  $34,056   $41,490   $59,629    $108,576    $93,676
 -------------------------------------------------------------------------
 Ratios to Average Net
   Assets:
   Expenses                   1.60%     1.58%     1.60%       1.59%      1.56%
   Net investment
    income/(3)/               3.97      4.22      2.05        1.02       1.41
 -------------------------------------------------------------------------
 Portfolio Turnover Rate        85%       73%       93%         43%        43%
 -------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class O shares.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.03%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

35 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                                2001/(1)/     2000/(1)/    1999/(1)/   1998/(1)/     1997/(1)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $16.36         $18.22       $21.49      $22.24        $19.17
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                      0.75           0.90         0.64        0.40          0.47
 Net realized and unrealized gain (loss)/(2)/   (1.28)          0.28         0.48        1.01          4.29
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.53)          1.18         1.12        1.41          4.76
------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.84)         (0.81)       (0.53)      (0.27)        (0.44)
 Net realized gains                             (0.28)         (2.23)       (3.86)      (1.89)        (1.25)
------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.12)         (3.04)       (4.39)      (2.16)        (1.69)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $14.71         $16.36       $18.22      $21.49        $22.24
------------------------------------------------------------------------------------------------------------
Total Return                                    (3.33)%         6.81%        5.72%       6.56%        25.61%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $78,009        $79,899      $86,047     $77,210       $50,882
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        0.77%          0.77%        0.77%       0.76%         0.76%
 Net investment income/(2)/                      4.80           5.05         3.08        1.82          2.22
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            85%            73%          93%         43%           43%
------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.86%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

36 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Premium Total Return Fund of Smith Barney Income Funds ("Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
February 8, 2002

37 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers

The business and affairs of the Smith Barney Premium Total Return Fund ("Fund") are managed under the direction of the Smith Barney Income Funds' ("Investment Company") Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company Trustees and is available, without charge, upon request by calling the Investment Company's transfer agent PFPC Global Fund Services at 1-800-451-2010.

                                                                                                  Number of
                                                                                                  Investment
                                                                                                 Companies in
                                                     Term of Office*         Principal           Fund Complex       Other
                                    Position(s) Held  and Length of     Occupation(s) During     Overseen by    Trusteeships
Name, Address and Age                  with Fund       Time Served        Past Five Years          Trustee     Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:
Lee Abraham                             Trustee           Since      Retired; Former Chairman         9       Signet Group PLC
13732 LeHavre Drive                                       1993       and CEO of Associated
Frenchman's Creek                                                    Merchandising Corp.,
Palm Beach Gardens, FL 33410                                         a major retail
Age 74                                                               merchandising
                                                                     organization; Former
                                                                     Director of Galey & Lord,
                                                                     Liz Clairborne, R.G. Barry
                                                                     Corporation and
                                                                     eNote.Com Inc.
Allan J. Bloostein                      Trustee           Since      President of Allan               16      Taubman
27 West 67th Street, Apt. 5FW                             1985       Bloostein Associates, a                  Centers Inc.
New York, NY 10023                                                   consulting firm;
Age 72                                                               Former Director of
                                                                     CVS Corporation
Jane F. Dasher                          Trustee           Since      Controller of PBK                11            N/A
Korsant Partners                                          1999       Holdings Inc., a family
283 Greenwich Avenue,                                                investment company
3rd Floor
Greenwich, CT 06830
Age 52
Donald R. Foley                         Trustee           Since      Retired                          9             N/A
3668 Freshwater Drive                                     1999
Jupiter, FL 33477
Age 79
Richard E. Hanson, Jr.                  Trustee           Since      Retired, Former Head of          9             N/A
2751 Vermont Route 140                                    1985       the New Atlanta Jewish
Poultney, VT 05764                                                   Community High School
Age 60
Dr. Paul Hardin                         Trustee           Since      Professor of Law &               11            N/A
12083 Morehead                                            1999       Chancellor Emeritus at
Chapel Hill, NC 27514-8426                                           the University of North
Age 70                                                               Carolina
Roderick C. Rasmussen                   Trustee           Since      Investment Counselor             9             N/A
9 Cadence Court                                           1999
Morristown, NJ 07960
Age 75
John P. Toolan                          Trustee           Since      Retired                          9       Trustee John
7202 Southeast Golf Ridge Way                             1999                                                Hancock Funds
Hobe Sound, Fl 33455
Age 71

--------
* Directorsare elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

38 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

                                                                                                      Number of
                                                                                                      Investment
                                                                                                     Companies in
                                                             Term of Office        Principal         Fund Complex
                                         Position(s) Held    and Length of    Occupation(s) During   Overseen by
Name, Address and Age                       with Fund         Time Served       Past Five Years        Trustee
------------------------------------------------------------------------------------------------------------------
Interested Trustees:
Heath B. McLendon                     Director/Chairman          Since      Managing Director of         74
Salomon Smith Barney Inc.                                        1995       Salomon Smith Barney
125 Broad Street                                                            Inc. ("SSB"); President
9th Floor                                                                   and Director of Smith
New York, NY 10004                                                          Barney Fund
Age 68                                                                      Management LLC
                                                                            ("SBFM") and Travelers
                                                                            Investment Adviser, Inc.
                                                                            ("TIA")
Executive Officers:
Lewis E. Daidone                      Senior Vice President,     Since      Managing Director of         N/A
Salomon Smith Barney Inc.             Treasurer                  1990       SSB; Director and Senior
125 Broad Street                                                            Vice President of SBFM
11th Floor                                                                  and TIA
New York, NY 10004
Age 44

Ross S. Margolies                     Investment Officer         Since      Managing Director            N/A
Saloman Brothers Asset Management Inc                            1999       of SBAM
("SBAM")
388 Greenwich Street
New York, NY 10013
Age 42

Christina T. Sydor                    Secretary                  Since      Managing Director of         N/A
Salomon Smith Barney Inc.                                        1987       SSB; General Counsel and
300 First Stamford Place                                                    Secretary of SBFM and
4th Floor                                                                   TIA
Stamford, CT 06902
Age 51

Anthony Pace                          Controller                 Since      Director of SSB              N/A
Salomon Smith Barney Inc.                                        1998
125 Broad Street
11th Floor
New York, NY 10004
Age 36



                                            Other
                                        Trusteeships
Name, Address and Age                  Held by Trustee
-------------------------------------------------------
Interested Trustees:
Heath B. McLendon                     SBFM; TIA;
Salomon Smith Barney Inc.             The Travelers
125 Broad Street                      Investment
9th Floor                             Management
New York, NY 10004                    Company;
Age 68                                Trustee -- Drew
                                      University;
                                      Advisory Director
                                      -- M&T Bank
Executive Officers:
Lewis E. Daidone                             N/A
Salomon Smith Barney Inc.
125 Broad Street
11th Floor
New York, NY 10004
Age 44

Ross S. Margolies                            N/A
Saloman Brothers Asset Management Inc
("SBAM")
388 Greenwich Street
New York, NY 10013
Age 42

Christina T. Sydor                           N/A
Salomon Smith Barney Inc.
300 First Stamford Place
4th Floor
Stamford, CT 06902
Age 51

Anthony Pace                                 N/A
Salomon Smith Barney Inc.
125 Broad Street
11th Floor
New York, NY 10004
Age 36

39 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2001:
  . A corporate dividends received deduction of 11.49%.
  . Total long-term capital gain distributions paid $3,702,692.

40 Smith Barney Premium Total Return Fund | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                           PREMIUM TOTAL RETURN FUND




TRUSTEES                    INVESTMENT ADVISER
Lee Abraham                 Smith Barney Fund
Allan J. Bloostein            Management LLC
Jane F. Dasher
Donald R. Foley             DISTRIBUTOR
Richard E. Hanson, Jr.      Salomon Smith Barney Inc.
Paul Hardin
Heath B. McLendon, Chairman CUSTODIAN
Roderick C. Rasmussen       PFPC Trust Company
John P. Toolan
                            TRANSFER AGENT
OFFICERS                    Travelers Bank & Trust, fsb.
Heath B. McLendon           125 Broad Street, 11th Floor
President and               New York, New York 10004
Chief Executive Officer
                            SUB-TRANSFER AGENT
Lewis E. Daidone            PFPC Global Fund Services
Senior Vice President       P.O. Box 9699
and Treasurer               Providence, Rhode Island
                            02940-9699
Ross S. Margolies
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

   Smith Barney Premium Total Return Fund




 This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Premium Total Return Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after March 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIUM TOTAL RETURN FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


 SalomonSmithBarney
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0420 2/02